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                                                                 EXHIBIT 10(c)


                                AMENDMENT TO THE
                            QUAKER STATE CORPORATION
                                  PENSION PLAN
                    HOURLY-CLASSIFIED EMPLOYEES PLAN DOCUMENT

     This Amendment made effective as of April 14, 1998 by Quaker State Corporation (the "Corporation").

                              W I T N E S S E T H:

     WHEREAS, the Corporation has established the Quaker State Corporation Pension Plan, Hourly Classified Employees Plan document (as heretofore amended, the "Plan");

     WHEREAS, the Plan may be amended in accordance with Article X thereof; and

     WHEREAS, the Corporation wishes to amend the Plan as herein provided;

     NOW, THEREFORE, under the powers retained by the Corporation's Board of Directors under Article X of the Plan and pursuant to the authorization of the Board of Directors granted on April 14, 1998, the Corporation hereby amends the Plan as follows:

1.      Section 10.1 shall be amended by deleting the last sentence thereof.

2. Paragraph (f) of Section 11.2 shall be amended by deleting the text "Except as otherwise provided by Section 11.3, in" and replacing it with the word "In".

3.      Section 11.3 shall be deleted in its entirety.

4. Section 11.4 shall be renumbered Section 11.3 and the text "except as may otherwise be provided by Section 11.3," shall be deleted from the first sentence thereof.

5.      Section 11.5 shall be renumbered Section 11.4.

6.      Section 11.6 shall be renumbered Section 11.5.

7. In all other respects, the provisions of the Plan are hereby ratified and confirmed, and shall continue in full force and effect.

     IN WITNESS WHEREOF, the Corporation has evidenced the adoption of this Amendment to the Plan by the signature of its duly authorized officer.

                                    QUAKER STATE CORPORATION

                                    By: /s/ Paul E. Konney
                                       -------------------------------------
                                      Name:  Paul E. Konney
                                      Title:  Senior Vice President, General
                                             Counsel and Secretary
Attest:

By: /s/ Carrie L. Sherwood
   -------------------------------------
Name:  Carrie L. Sherwood
Title:   Assistant Secretary



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